                                                                   EXHIBIT 10(C)

                           BUY-SELL AGREEMENT BETWEEN
                          CENTRAL BANCORPORATION, INC.
                            AND ____________________


     THIS AGREEMENT ("Agreement") is made by and between Central Bancorporation, Inc., a corporation organized under the laws of the state of Texas (the "Company"), and ______________________, of _____________________ (the
"Shareholder"), and joined in by the Shareholder's spouse (the "Spouse").

                                  WITNESSETH:

     WHEREAS, the Company has determined that it would be in the best interest of the Company and its shareholders to provide certain key employees, who have substantial responsibility for the management and growth of the Company and its subsidiaries, with additional incentive by offering such key employees an opportunity to increase their proprietary interest in the Company; and

     WHEREAS, the Company has further determined that it would be in the best interest of the Company and its shareholders to effect this objective by the offer for sale of up to a maximum of 6,654 shares of common stock, $2.50 par value, of the Company (the "CBI Common Stock") to such key employees of the Company at a per share price of $26.00; and

     WHEREAS, the Company has further determined to offer such shares of CBI Common Stock to such key employees pursuant to a limited offering in compliance with applicable federal and state securities laws (the "Offering"); and

     WHEREAS, the Shareholder has been designated by the Company as a key employee entitled to participate in the Offering; and

     WHEREAS, pursuant to such Offering, the Company has offered to the Shareholder, and the Shareholder has accepted, an offer from the Company to purchase __________ shares of CBI Common Stock (the "Shares") at $26.00 per share, subject to the restrictions on transfer herein set forth; and

     WHEREAS, the Shareholder understands that the Company would not have offered to sell the Shares to the Shareholder but for the Shareholder's and the Spouse's agreement to the restrictions herein set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties to this Agreement, the parties to this Agreement do hereby agree and bind themselves as follows:

BUY-SELL AGREEMENT                                                        PAGE 1

     SECTION 1.  RESTRICTIONS AGAINST TRANSFER.

     The Shareholder agrees that he will not, without the prior written consent of the Company, sell, transfer, exchange, pledge, assign, collaterally assign, hypothecate or otherwise dispose of any of the Shares, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except in accordance with the terms and provisions of this Agreement. The Company may withhold its consent to any transfer of the Shares for any reason whatsoever, with or without cause. Any purported transfer in violation of any provision of this Agreement shall be void and without effect and shall not operate to transfer any interest or title in the Shares to the purported transferee.

     SECTION 2.  TRANSFERS BY THE SHAREHOLDER.

     (A) In the event the Shareholder receives a bona fide offer for the purchase of all or a portion of the Shares, the Shareholder shall give written notice thereof to the Secretary of the Company in the manner and at the address set forth in SECTION 10. The notice shall set forth the name of the proposed transferee, the number of shares to be transferred, the price per share, and all other material terms and conditions of the proposed offer, together with a copy of any agreement executed or to be executed in connection with such third party offer.

     (B) On receipt of the notice, the Company shall have the option (the "Company Option"), and, in the event of the exercise of such Company Option by the Company, the Shareholder shall be obligated to sell the Shares in the manner and on the terms and conditions as set forth in SECTIONS 7 AND 8. The Company Option shall be effective on the date of receipt of the notice by the Company and shall continue for a period of thirty (30) days from the date of receipt of such notice by the Company.

     SECTION 3. DIVORCE OR LEGAL SEPARATION OF THE SHAREHOLDER; DEATH OF SPOUSE OF THE SHAREHOLDER.

     (A) In the event of the divorce or legal separation of the Shareholder from his Spouse or in the event of the death of the Spouse, the Shareholder shall have the option to purchase (the "Shareholder Option"), and in the event of the exercise of such Shareholder Option by the Shareholder, the Spouse or the personal representative of the Spouse, as the case may be, shall be obligated to sell, in the manner and on the terms and conditions as set forth in SECTIONS 7 AND 8, all of the Shares to which the Spouse, or the estate of the deceased Spouse, as the case may be, is entitled by virtue of any law, court order, bequest, settlement agreement, or otherwise. The Shareholder Option shall be effective in the event of divorce or legal separation for a period of thirty
(30) days from the date of entry of a decree of divorce or legal separation and, in the event of the Spouse's death, for a period of sixty (60) days after the date of qualification of the personal representative of the Spouse's estate. Notwithstanding the above,

BUY-SELL AGREEMENT                                                        PAGE 2
the Shareholder Option shall not apply to any Shares to which the Spouse of the Shareholder would be entitled but which are (1) set apart to the Shareholder in a property settlement agreement or by a court in the event of divorce or legal separation, or (2) devised to or inherited by the Shareholder in the event of the death of the Spouse.

     (B) If the Shareholder shall fail for any reason to exercise the Shareholder Option provided in SECTION 3(A), the Company shall have the option to purchase (the "Company Option"), and, in the event of the exercise of such Company Option by the Company, the Spouse or the heirs or personal representative of the Spouse, as the case may be, shall be obligated to sell, in the manner and on the terms and conditions as set forth in SECTIONS 7 AND 8, all of the Shares to which the Spouse, or the estate of the deceased Spouse, as the case may be, is entitled by virtue of any law, court order, bequest, settlement agreement, or otherwise. The Company Option shall be effective on the date of termination of the Shareholder Option and shall continue until the expiration of thirty (30) days following receipt of actual, written notice by the Company of the failure of the Shareholder to exercise same.

     SECTION 4. TERMINATION OF EMPLOYMENT OF THE SHAREHOLDER. Upon the termination of employment of the Shareholder by the Company and any of its subsidiaries for any reason whatsoever, whether with or without cause, whether by the Company or the Shareholder, whether as a result of the death, disability or retirement of the Shareholder, the Company shall have the option to purchase (the "Company Option"), and, in the event of the exercise of such Company Option by the Company, the Shareholder or the personal representative of the Shareholder, as the case may be, shall be obligated to sell, in the manner and on the terms and conditions as set forth in SECTIONS 7 AND 8, all of the Shares owned by the Shareholder. The Company Option shall be effective on the date of termination of employment and shall continue for a period of sixty (60) days from the date of such termination.

     SECTION 5. SHARES SUBJECT TO AGREEMENT. This Agreement, and all Company and Shareholder Options created hereunder, shall extend and apply to all shares of CBI Common Stock that are acquired by the Shareholder and the Spouse under the terms of this Agreement, whether such shares of CBI Common Stock constitute the separate property or community property of the Shareholder or the Spouse and regardless of the capacity in which title to such shares of CBI Common Stock is held or taken. Additionally, this Agreement, and all Company and Shareholder Options created hereunder, shall extend and apply to all shares of CBI Common Stock which are acquired by the Shareholder as a dividend on the Shares, pursuant to a stock split or reverse stock split involving the Shares, or as a result of the surrender of any Shares in connection with a recapitalization. This Agreement, and all Company and Shareholder Options created hereunder, shall not extend and apply to any shares of CBI Common Stock that are owned of record on beneficiary by the Shareholder or the Spouse prior to the consummation of this

BUY-SELL AGREEMENT                                                        PAGE 3

Agreement or that may be acquired hereafter by means other than this Agreement.

     SECTION 6. AVAILABILITY OF EQUITABLE REMEDIES. Each party to this Agreement agrees that a breach of the provisions of this Agreement could not adequately be compensated by monetary damages, and that each party shall be entitled in addition to any other right or remedy available to it or him, to a temporary restraining order and/or an injunction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith. The parties hereby consent to the issuance of such temporary restraining order and/or injunction and to the ordering of specific performance.

     SECTION 7.  DETERMINATION OF PURCHASE PRICE.

     (A) The per share purchase price of any Shares purchased pursuant to SECTIONS 2, 3 OR 4 shall be the per share Book Value thereof (as hereinafter defined), as determined pursuant to this SECTION 7, as of the last day of the calendar quarter immediately preceding the closing (the "Valuation Date").

     (B) The per share book value (the "Book Value") shall be the sum of the Company's total stockholders' equity (defined as capital stock, surplus, undivided profits and retained earnings) as of the Valuation Date, determined in accordance with generally accepted accounting principles applied on a consistent basis, with reserves acceptable to the Company, divided by the total number of shares of CBI Common Stock issued and outstanding as of the Valuation Date. The Book Value shall be determined by the Company's independent public accountants and shall be binding on all parties to this Agreement.

     SECTION 8.  PAYMENT AND TRANSFER OF SHARES.

     (A) The Shareholder Option shall be exercised by the Shareholder by giving written notice of such intent, in the manner and at the address as set forth in
SECTION 10, to (i) the Company and (ii) the Spouse, or her heirs or personal representatives, as the case may be, within the period of time such Shareholder Option is in effect. The Company Option created hereunder shall be exercised by the Company by giving written notice of such intent, in the manner and at the address as set forth in SECTION 10, to the Shareholder or the Spouse, or the heirs or personal representatives of either, as the case may be, within the period of time such Company Option is in effect.

     (B) Payment of the purchase price for the Shares shall be made by certified check at the closing of the purchase and sale of the Shares.

     (C) The Company and the Shareholder or the Spouse, as the case may be, shall agree as to the time and place of the closing of

BUY-SELL AGREEMENT                                                        PAGE 4
the purchase and sale of any Shares pursuant to the exercise of any Company Option or Shareholder Option under this Agreement and, if the Company and the Shareholder or the Spouse, as the case may be, cannot so agree as to the time and place of the closing, the Company shall establish and set the time and place of the closing hereunder; provided, however, the date of closing shall be no earlier than fifteen (15) days or later than forty-five (45) days after the date on which any such Company Option or Shareholder Option is exercised.

     (D) At the closing the Shareholder or the Spouse, or the heirs or personal representatives of either, as the case may be, shall deliver the certificates for the Shares sold, along with stock powers, duly endorsed in blank, and any other transfer documentation as may be reasonably requested, to the Company or the Shareholder, as the case may be, exercising any Company Option or Shareholder Option under this Agreement.

     SECTION 9. FAILURE TO EXERCISE COMPANY OPTION. If the Company fails to exercise in full any of the Company Options permitted under this Agreement within the applicable time period, the Shareholder or the Spouse, or an heir or personal representative, as the case may be, may, during the period of sixty
(60) days immediately following the expiration of the Company Option, transfer the Shares to a third party who shall take and hold the Shares free and clear of all of the terms and conditions of this Agreement.

     SECTION 10.  NOTICES.

     (A) Any notice required to be given to the Company hereunder shall be in writing and may be delivered personally to the Company or by registered or certified mail, return receipt requested, at the Company's address indicated below, and any such notice will be effective upon delivery, in the case of personal delivery and upon deposit in the mail, postage prepaid, in the case of delivery by mail:

                        Central Bancorporation, Inc.
                        777 West Rosedale
                        Fort Worth, Texas 76104
                        Attention: Mr. J. Andy Thompson

     (B) Any notice required to be given to the Shareholder or to the Spouse hereunder shall be in writing and may be delivered personally to such party or by registered or certified mail, return receipt requested, at such party's address as set forth on the signature page of this Agreement, and any such notice will be effective upon delivery in the case of personal delivery and upon deposit in the mail, postage prepaid, in the case of delivery by mail.

BUY-SELL AGREEMENT                                                        PAGE 5

     (C) The names and addresses of parties to receive notice as stated in SECTIONS 10(A) AND 10(B) may be changed by notice given in accordance with such Sections.

     SECTION 11. COPY OF AGREEMENT; RESTRICTIVE LEGEND. A counterpart of this Agreement shall be placed on file at the principal place of business of the Company and at its registered office. Each certificate representing Shares subject to this Agreement shall bear a restrictive legend (in addition to any other legends deemed appropriate by the Company) to the following effect:

          "The shares of stock represented by this certificate and the transfer thereof are subject to the terms of an Agreement dated March 28, 1996, between the holder of this certificate and the issuer, a copy of which is available for inspection at the principal place of business and the registered office of the issuer."

     SECTION 12. INVALID PROVISION. In the event any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

     SECTION 13.  CONSTRUCTION.

     (A) Whenever used herein the singular number shall include the plural and the plural number shall include the singular. Whenever used herein the masculine gender shall include the feminine and neuter genders and the neuter gender shall refer to any gender.

     (B) Section headings used in this Agreement are intended for convenience only and not necessarily to describe the intent of a particular section and therefore shall not be construed as limiting the effect of any provision of this Agreement.

     SECTION 14. GOVERNING LAW. This Agreement has been executed in, and shall be governed by, the laws of the state of Texas.

     SECTION 15. TERMINATION. This Agreement shall terminate upon the earliest to occur of any of the following events:

     (A) the written agreement of all the parties hereto;

     (B) the bankruptcy or receivership of the Company;

     (C) the expiration of one (1) year following the termination of employment of the Shareholder by the Company;

     (D) the expiration of three (3) years following the date of this Agreement;

BUY-SELL AGREEMENT                                                        PAGE 6

     (E)  the date of effectiveness of a Change in Control (as defined below);

     (F) the date of effectiveness of a Qualified Public Offering (as defined below); or

     (G) at such time as either the Shareholder or the Spouse shall no longer have any interest in the Shares, or any portion thereof.

     For purposes of this SECTION 15, a "Change in Control" shall be deemed to have occurred upon (i) the acquisition of beneficial ownership within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Beneficial Ownership"), of an aggregate of more than fifty percent (50%) of the voting power of the Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under such Act) whose Beneficial Ownership is less than ten percent (10%) of the voting power of the Company's outstanding voting securities on the date hereof or (ii) the individuals who at the beginning of any period of two (2) consecutive years constituting the Company's Board of Directors cease for any reason to constitute a majority of such Board of Directors at any time during such two (2) year period. Additionally, for purposes of this SECTION 15, the term "Qualified Public Offering" shall mean an underwritten public offering covering the sale of CBI Common Stock in which the gross proceeds to the Company are at least Ten Million Dollars ($10,000,000).

     SECTION 16. INUREMENT. This Agreement shall extend to and be binding upon the Shareholder and the Spouse, their heirs, legatees, legal representatives, successors and permitted assigns and upon the Company, its successors and assigns.

     SECTION 17. AMENDMENT. This Agreement may be waived, altered, amended or repealed, in whole or in part, only by written consent of the Company and the Shareholder.

     SECTION 18. FURTHER ACTIONS. At any time and from time to time, each party agrees, without further consideration, to take such further actions and to execute and deliver such additional documents as may be reasonably necessary to effect the purposes of this Agreement.

     SECTION 19. AUTHORIZATION OF SHAREHOLDER. The Spouse, who by execution of the Consent of Spouse hereinbelow, which is incorporated herein in its entirety for all purposes, does hereby irrevocably designate, appoint and authorize the Shareholder as her limited attorney in fact to exercise all rights related to the Shares, including, but not limited to, the power to vote the Shares and to sell or otherwise dispose of the Shares, and to execute all consents, stock powers, assignments or other documents or agreements that are hereafter required by or contemplated by this Agreement and to take and perform all actions and obligations required by or contemplated by this Agreement. This limited power

BUY-SELL AGREEMENT                                                        PAGE 7
of attorney is coupled with an interest, is irrevocable, and shall survive the disability of the Spouse.

     SECTION 20. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements or understanding, oral or written, between or among the parties hereto relating to the subject matter of this Agreement, which are not fully expressed herein.

     IN WITNESS WHEREOF, this Agreement is executed by the parties hereto and is effective this the 28th day of March, 1996.

COMPANY:                      CENTRAL BANCORPORATION, INC.



                              By:
                                 -----------------------------------------------
                                 J. Andy Thompson, Chairman of the
                                 Board and Chief Executive Officer



SHAREHOLDER:
                                 -----------------------------------------------


                                 -----------------------------------------------

                                 -----------------------------------------------


BUY-SELL AGREEMENT                                                        PAGE 6

                               CONSENT OF SPOUSE


     I, _________________, wife of __________________ who as a Shareholder executed the foregoing Buy-Sell Agreement between Central Bancorporation, Inc. and __________________ ("Agreement"), hereunto subscribe my name in evidence that I have read the foregoing Agreement and that I know its contents. Further, I am aware that by its provisions my husband agrees, or in the case of my death or my husband's death, the personal representative of our respective estate agrees, to sell all Shares of the Company acquired pursuant to the Agreement, including my community property interest in them, if any, on the occurrence of certain events. Further, I am aware that by its provisions I am required to sell any of such Shares, and any interest therein, acquired by me pursuant to any law, court order, bequest, settlement agreement, or otherwise. Now, therefore, I hereby consent to the sale, approve of the provisions of the foregoing Agreement, and agree that all Shares acquired by me or my husband pursuant to the Agreement and all my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of the Agreement on the Shares or my interest, if any, in them.

     DATED as of the 28th day of March, 1996.



                                 -----------------------------------------------


                                 -----------------------------------------------

                                 -----------------------------------------------



BUY-SELL AGREEMENT                                                        PAGE 9

                             SUBSCRIPTION AGREEMENT

                          CENTRAL BANCORPORATION, INC.


THE SECURITIES OF THE COMPANY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS AND THEREFORE ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE.

- --------------------------------------------------------------------------------

To:  Central Bancorporation, Inc.
     777 West Rosedale
     Fort Worth, Texas  76104

     Attention:  Mr. J. Andy Thompson
                 Chairman of the Board and
                 Chief Executive Officer

                             TERMS OF SUBSCRIPTION

     The undersigned understands that Central Bancorporation, Inc. (the "Company") is offering for sale 6,654 shares of common stock, $2.50 par value (the "Shares") to certain key employees of the Company. The Shares must be purchased for cash and the purchase price is $26.00 per Share.

     1. SUBSCRIPTION FOR THE SHARES. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for ______ Shares, for an aggregate purchase price (the "Purchase Price") of $________ (the Purchase Price must equal the number of Shares subscribed times $26.00).

     The undersigned hereby tenders along with this Subscription Agreement a check payable to "Central Bancorporation, Inc." in the amount of the Purchase Price.

     It is understood that the Shares will be subject to certain restrictions on transfer, all as more fully set forth in that certain Buy-Sell Agreement between the undersigned and the Company date as of the date hereof (the"Buy-Sell Agreement").

     It is further understood that the undersigned's subscription is subject to acceptance by the Company. In the event the undersigned's subscription is not accepted, the check of the undersigned shall be returned promptly to the undersigned and this Subscription Agreement shall be terminated.

     2. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. The undersigned represents and warrants that:

          (a) The undersigned has been advised that the Shares have not been registered under the Securities Act of 1933, as

SUBSCRIPTION AGREEMENT                                                    PAGE 1
amended (the "Act"), or any state securities law in reliance on applicable exemptions, and that the undersigned is purchasing the Shares without regard to any offering literature or prospectus other than the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Annual Report") and the Buy-Sell Agreement.

          (b) The undersigned serves as the _____________ of the Company.

          (c) The principal residence of the undersigned is the address indicated on the signature page.

          (d) The statements and representations contained in this Subscription Agreement are true and correct on the date hereof and, to the best of the undersigned's knowledge and belief, will remain true until acceptance or rejection of this subscription by the Company. The undersigned will immediately notify the Company if any information contained herein should become inaccurate.

          (e) The undersigned can bear the economic risk of losing the undersigned's entire investment in the Shares.

          (f) The undersigned's financial capacity is such that the total cost of his investment in the Shares is not material when compared to his total financial capacity, and the total cost is less than twenty percent (20%) of the undersigned's net worth (or joint net worth with his spouse, if any).

          (g) The undersigned has adequate means of providing for the undersigned's current needs and personal contingencies and has no need for liquidity in the undersigned's investment in the Shares.

          (h) The undersigned has substantial experience in making investment decisions of this type.

          (i) The undersigned has such knowledge and experience in financial, securities and investment matters (both generally and based on actual participation) as to enable the undersigned to use the information made available to the undersigned in connection with the offering of the Shares to evaluate the relative merits and risks of an investment in the Shares.

          (j) The undersigned has received and read and is familiar with the Annual Report, the Buy-Sell Agreement and this Subscription Agreement, and the undersigned confirms that all documents, records and books pertaining to the investment in the Company and requested by the undersigned have been made available or delivered to the undersigned.

          (k) The undersigned has had an opportunity to ask questions of and receive answers from the Company, or a person or

SUBSCRIPTION AGREEMENT                                                    PAGE 2
persons acting on its behalf, concerning the terms and conditions of this investment.

          (l) The Shares shall not be sold, pledged, hypothecated or otherwise transferred except in accordance with the Buy-Sell Agreement and unless they are registered under the Act and applicable state securities laws, or an exemption from such registration is available.

          (m) The Shares for which the undersigned hereby subscribes are being acquired solely for the undersigned's own account for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for resale, distribution, subdivision or fractionalization of the Shares; and the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Shares by anyone other than the undersigned.

          (n) The undersigned is aware of the following:

                 (i) The Shares are speculative investments which involve a high degree of risk of loss by the undersigned of the undersigned's entire investment in the Company.

                (ii) Due to the high degree of risk of loss of the undersigned's entire investment in the Company, the Shares may only be sold to persons who understand the nature of the Company and for whom the investment is suitable. Suitability is to be determined by taking into account all facts and circumstances, including the purchaser's net worth and income, education, sophistication, experience in investments, and investment objectives.

               (iii) No federal or state agency has made any finding or determination as to the fairness of an investment in, or any recommendation or endorsement of, the Shares.

                (iv) There are substantial restrictions on the transferability of the Shares.

                 (v) Legends to the following effect will be placed on the
Shares:

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Without such registration, the securities represented by this certificate may not be sold, pledged, hypothecated or otherwise transferred, except upon delivery to the Company of an opinion of counsel satisfactory to the Company that registration is not required for such transfer or the submission to the Company of such other evidence as may be satisfactory to the Company to the effect that any such transfer shall not be in violation

SUBSCRIPTION AGREEMENT                                                    PAGE 3
     of applicable securities laws or any rules or regulations promulgated thereunder."

     "The shares of stock represented by this certificate and the transfer thereof are subject to the terms of an Agreement dated March 28, 1996, between the holder of this certificate and the issuer, a copy of which is available for inspection at the principal place of business and the registered office of the issuer."

     The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of acceptance of this subscription and shall survive such delivery. If in any respect such representations and warranties shall not be true and accurate prior to the acceptance of the undersigned's subscription, the undersigned shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

     3. TRANSFERABILITY AND RESALE OF THE SHARES. The undersigned acknowledges that the Shares are not registered under the Act. The undersigned also understands that the Company has not agreed to comply with any exemption under the Act for the resale of all or any part of the Shares, or to register any Shares. Therefore, the Shares purchased pursuant hereto may have to be held indefinitely, unless and until subsequently registered under the Act and/or applicable state securities law, or unless an exemption from such registration is available, in which case a limitation as to the amount of said securities that could be sold may still exist. The undersigned further acknowledges that the Shares are subject to certain additional restrictions as more fully set forth in the Buy-Sell Agreement.

     4. SURVIVAL; FURTHER ASSURANCES. All representations, warranties, covenants and indemnities contained in this Subscription Agreement shall survive
(i) the acceptance or rejection of the subscription by the Company, (ii) changes in the Buy-Sell Agreement, and (iii) the death, incapacity or disability of the undersigned. The undersigned agrees to provide such further assurances and to execute or reexecute such documents that may be required for the Company to sustain the exemption from registration of its securities offered hereby under applicable federal and state laws and to effect the subscription hereby made.

     5. INDEMNIFICATION. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties hereof, and the undersigned hereby agrees to indemnify and hold harmless the Company and its directors, officers, controlling persons, agents, employees and attorneys, and their respective heirs, successors and assigns, from and against any and all claims, losses, damages and liabilities related to, in connection with, or arising out of any inaccuracy, misrepresentation or a breach of any warranties or agreements contained in

SUBSCRIPTION AGREEMENT                                                    PAGE 4
this Subscription Agreement. THIS INDEMNIFICATION MAY LIMIT THE RIGHT OF THE UNDERSIGNED TO RECOVER IN AN ACTION ARISING OUT OF THIS INVESTMENT.

     6. LEGAL COST REIMBURSEMENT. In order to discourage meritless or frivolous claims the parties agree that should any party to this Agreement bring a claim or action against any person (whether or not a party to this Agreement), arising out of, related to or in connection with this Agreement, then unless the claimant in such proceeding succeeds in establishing such claim in substantial part and obtaining a judgment or other monetary recovery against such person (regardless of whether the claimant succeeds against one or more of the other persons or parties to the action), then the person defending the claim or action shall be entitled to recover all of such person's legal costs and expenses relating to such proceeding and/or incurred in preparation therefor against the party bringing the action. This section shall benefit such persons as third party beneficiaries and is in addition to all other rights of parties under this Agreement.

     7.   ARBITRATION.   ANY AND ALL CONTROVERSIES, DISPUTES OR CLAIMS OF THE
COMPANY AGAINST THE UNDERSIGNED OR THE UNDERSIGNED AGAINST THE COMPANY AND/OR ANY OF THE COMPANY'S DIRECTORS, OFFICERS, CONTROLLING PERSONS, EMPLOYEES OR OTHER AGENTS, OR ANY OF THEM, OR THEIR RESPECTIVE HEIRS, SUCCESSORS OR ASSIGNS, ARISING IN CONNECTION WITH, FROM OR WITH RESPECT TO (a) ANY PROVISION OF THIS SUBSCRIPTION AGREEMENT OR ANY OTHER RELATED AGREEMENT; (b) AN INVESTMENT IN THE COMPANY BY THE UNDERSIGNED; (c) THE RELATIONSHIP OF THE PARTIES HERETO; OR (d) THE VALIDITY OF THIS SUBSCRIPTION AGREEMENT OR ANY OTHER RELATED AGREEMENT, OR ANY PROVISIONS THEREOF, SHALL BE SUBMITTED FOR ARBITRATION TO AN OFFICE OF THE AMERICAN ARBITRATION ASSOCIATION. SUCH ARBITRATION PROCEEDINGS SHALL BE CONDUCTED IN FORT WORTH, TEXAS, AND SHALL BE CONDUCTED IN ACCORDANCE WITH THE THEN CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR(S) SHALL HAVE THE RIGHT TO AWARD ANY RELIEF WHICH THE ARBITRATOR(S) DEEM PROPER, INCLUDING MONETARY DAMAGES, SPECIFIC PERFORMANCE AND INJUNCTIVE RELIEF, BUT NOT PUNITIVE OR EXEMPLARY DAMAGES. THE DECISION AND AWARD OF THE ARBITRATOR(S) SHALL BE CONCLUSIVE AND BINDING UPON ALL PARTIES HERETO, AND JUDGMENT UPON AWARD MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY ARBITRATION AWARD MAY BE ENFORCED AGAINST ANY OF THEM IN A COURT OF COMPETENT JURISDICTION, AND EACH PARTY WAIVES ANY RIGHT TO CONTEST THE VALIDITY OR ENFORCEABILITY OF SUCH AWARD. THE PARTIES FURTHER AGREE TO BE BOUND BY THE PROVISIONS OF ANY STATUTE OF LIMITATIONS WHICH WOULD BE OTHERWISE APPLICABLE TO THE CONTROVERSY, DISPUTE OR CLAIM WHICH IS THE SUBJECT OF ANY ARBITRATION PROCEEDING INITIATED HEREUNDER.

     8. SEVERABILITY. To the extent that any provision herein is inconsistent with or in violation of any applicable law, rule or regulation, such provision shall be deemed modified so as to comply with such applicable law, rule or regulation, and shall not otherwise affect any other provisions of this Agreement. Any provision

SUBSCRIPTION AGREEMENT                                                    PAGE 5
of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of that provision or of any other provisions of this Agreement in any other jurisdiction.

     9. ENTIRE AGREEMENT. This Subscription Agreement constitutes the whole agreement of the parties and supersedes any commitment, agreement, memorandum or understanding previously made by the parties, or any of them, with respect to the subject matter of this Subscription Agreement.

     BY SIGNING BELOW, THE SUBSCRIBER AGREES TO ARBITRATION OF CLAIMS.


               , 1996
- ---------------                  -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------

ACCEPTED this        day of                  , 1996.
              ------        -----------------

                                 CENTRAL BANCORPORATION, INC.



                                 By:
                                    --------------------------------------------
                                    J. Andy Thompson, Chairman of
                                    the Board and Chief Executive
                                    Officer



SUBSCRIPTION AGREEMENT                                                    PAGE 6